News Release

Media Contact:	Patty Meinecke	Goodrich Corporation

Phone:	704 423 7060	Four Coliseum Centre

2730 West Tyvola Road

Investor Contact:	Paul Gifford	Charlotte, NC 28217-4578

Phone:	704 423 5517	Tel: 704 423 7000

Fax: 704 423 7127 www.goodrich.com

Goodrich Announces Conference Call to Discuss TRW Aeronautical Systems Acquisition

CHARLOTTE, NC, June 18, 2002 — Goodrich Corporation will conduct a conference call to discuss its intention to acquire TRW Inc.’s Aeronautical Systems businesses, announced in a separate release on June 18, 2002. Dave Burner, CEO, Marshall Larsen, President and COO, Rick Schmidt, EVP and CFO and Terry Linnert, EVP HR and Administration, General Counsel will host the call.

Conference Call: Time:	Wednesday, June 19, 2002 9:30 a.m. Eastern Time

The call will be broadcast live over the Internet. To access, go to www.goodrich.com and click on the link to the conference call under “Breaking News.” The call will be available on the Internet for 60 days.

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